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                                                                    EXHIBIT 10.6

                                FIRST AMENDMENT
                                      TO
                        EXECUTIVE EMPLOYMENT AGREEMENT
                        ------------------------------

     This First Amendment to Executive Employment Agreement (the "First Amendment") is dated effective March 9, 2001 by and between Entravision Communications Corporation, a Delaware corporation (the "Company"), and Jeffery
A. Liberman, an individual (the "Employee").

     WHEREAS, the Company and the Employee have previously entered into that certain Executive Employment Agreement dated effective December 1, 2000 (the "Original Agreement").

     WHEREAS, the parties hereto now desire to amend the Original Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each signatory hereto, it is agreed as follows:

     1. The first sentence of Section 2.3 of the Original Agreement is hereby amended in its entirety to read as follows:

          "Duties.  The Employee shall serve as the President of the Company's
           ------
Radio Division (the "Radio Division")."

     2. All capitalized terms used in this First Amendment and not otherwise defined shall have the meaning assigned such term in the Original Agreement. Except as expressly amended hereby, all other terms and conditions of the Original Agreement shall remain in full force and effect.

     3. This First Amendment may be executed in one or more counterparts, all of which when fully executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, any document may be signed and transmitted by facsimile with the same validity as if it were an ink-signed document. Each signatory below represents and warrants by his or her signature that he or she is duly authorized (on behalf of the respective entity for which such signatory has acted) to execute and deliver this instrument and any other document related to this transaction, thereby fully binding each such respective entity.

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     IN WITNESS WHEREOF, the parties have executed and delivered this First
Amendment as of the date above first written above.

                    ENTRAVISION COMMUNICATIONS CORPORATION


                    By:
                       ---------------------------------------------------------
                         Walter F. Ulloa, Chairman and Chief Executive Officer


                    ------------------------------------------------------------
                    Jeffery A. Liberman

     [Signature Page to First Amendment to Executive Employment Agreement]